MUTUAL FUND SERIES TRUST

Catalyst Macro Strategy Fund

Class A: MCXAX Class C: MCXCX Class I: MCXIX

March 31, 2015

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Catalyst Macro Strategy Fund (the “Fund”), each dated November 1, 2014.

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The first and second paragraphs under the section entitled “Fund Summary: Catalyst Macro Strategy Fund – Principal Investment Strategies” and “Additional Information About the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies” are hereby replaced with the following:

“The Fund seeks to participate in macroeconomic trends in equities, currencies, fixed income, and commodities. The Fund will make investments that the Fund’s Advisor believes offers a high probability of return. These investments include equity securities with market capitalizations over $200 million and fixed income securities of any credit quality and duration including US Treasury securities, corporate bonds and foreign fixed income securities, including those of emerging markets. The Fund may be long or short in these securities by taking positions in individual securities, individual stock or ETF options, index options, financial futures, exchange traded funds (“ETFs”), including leveraged or inverse ETFs, or other investment companies, including affiliated investment companies. The Fund will take advantage of trends in currencies, commodities and volatility of the market by investing in mutual funds, index options and/or going long or short in ETFs or options on ETFs. The Fund may invest up to 50% of its assets in one or more inverse ETFs during uncertain market conditions.

The Fund will tactically allocate among securities using both fundamental and technical analysis to identify the relative strength of and trends in the Fund’s potential portfolio investments. The Fund evaluates potential securities using technical analysis including momentum, trading volumes, option flows, seasonality and proprietary technical indicators. The Fund also focuses on companies involved in corporate events such as spin-offs, share buybacks and corporate insider trading activity. The concentration in portfolio positions may cause the fund to be more volatile than the general equity market.”

The following risks are hereby added to the Fund’s principal risks:

“Commodity Risk: The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.”

“Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.”

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.